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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       November 6, 2007 (August 14, 2007)

                       NT MEDIA CORP. OF CALIFORNIA, INC.
               (Exact name of Registrant as specified in charter)

          Delaware                 000-31012                   94-3357128
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification Number)

                               7800 Oceanus Drive
                          Los Angeles, California 90046
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (323) 445-4833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

         On August 14, 2007 and August 31, 2007, the Registrant entered into two agreements pursuant to which it has issued an aggregate of 450,000 shares of its common stock (the "Shares"). The offers and sales of the Shares were made in private transactions not involving a public offering, without any general solicitation or advertising, to an entity with a preexisting relationship with the Registrant and, accordingly, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to
Section 4(2) of the Securities Act.

         The Shares sold pursuant to the August 14, 2007 agreement were issued at a price of $0.20 per share, and the Shares sold pursuant to the August 31, 2007 agreement were issued at a price of $0.10 per share, in exchange for the surrender and cancellation of an aggregate of $65,000.00 of indebtedness owed by the Registrant to the recipient of the Shares. The Registrant has not received and will not receive any other consideration for these issuances.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NT MEDIA CORP. OF CALIFORNIA, INC.

By:   /s/ Ali Moussavi
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      Ali Moussavi
      Chief Executive Officer and
      President
      Dated: November 5, 2007



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